Concentrations	12 Months Ended
Dec. 31, 2025
Concentrations
Concentrations

Note 9. Concentrations

Cash Balances

At December 31, 2025 and 2024, the Company had deposits in major financial institutions that exceeded the amount under protection by the Securities Investor Protection Corporation (“SIPC”) and the Federal Deposit Insurance Corporation (“FDIC”). Currently, the Company is covered up to $250,000 by the SIPC and FDIC and at times maintains cash balances in excess of the SIPC and FDIC coverages.

Vendors

The Company relies on third-party manufacturers for the production of certain components used in its product development programs. The active pharmaceutical ingredients (“API”) used in the Company’s product candidates as well as the finished drug products are manufactured by third-party suppliers with specialized capabilities. The Company does not currently maintain qualified alternative manufacturers for these vendors. If these manufacturers were unable to meet the Company’s requirements or continue to supply the API in the quantities needed, the Company could experience delays in its development activities while alternative manufacturing sources are identified, qualified and approved.

In addition, the Company relies on a third-party manufacturer to produce the proprietary light device used in conjunction with the Company’s therapeutic platform. The manufacture of this device requires specialized design and production capabilities. The loss of this manufacturer or an interruption in its ability to supply the device could delay the Company’s ability to conduct clinical development activities or support commercialization efforts until an alternative manufacturer is identified and qualified.